Putnam
Intermediate
U.S. Government
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Intermediate U.S. Government Income Fund's recently concluded fiscal year coincided with one of the more anxiety-driven times in recent memory. Uncertainties generated by the Federal Reserve Board's interest-rate policy, the slowing pace of the economy, and the dramatic aftermath of the presidential election contributed to the general sense of unease that has gripped the securities markets.

Typically, in such an environment, investors are drawn to the relative security of fixed-income investments and, as increasing demand helped stabilize the U.S. government securities market, your fund was among the beneficiaries. As manager Kevin Cronin and his team took advantage of opportunities created by the inverted Treasury yield curve, the government's Treasury buyback program and the changing climate for mortgage-backed securities, the fund delivered rewarding results. We believe these results demonstrate the valuable contribution that a fixed-income investment can make to a well-diversified portfolio.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

Kevin M. Cronin
and the Mortgage Team

Successful tactical shifts helped Putnam Intermediate U.S. Government Income Fund post solid performance during the fiscal year that ended on November 30, 2000. The year was marked by dramatic changes in the bond market. However, our accurate interest-rate outlook, well-timed sector allocation moves, and correct decisions on maturity structure helped insulate the portfolio against the effects of rising interest rates earlier in its fiscal year, and your fund was well-positioned to take advantage of falling interest rates during the latter part.

Total return for 12 months ended 11/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
    7.23%   3.77%    6.79%   3.79%    6.38%   5.38%    7.26%   5.08%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* INTEREST RATES ROSE, THEN FELL

At the beginning of your fund's fiscal year, interest rates were on the rise because of concerns that the U.S. economy was growing too fast and that inflation was imminent. The Federal Reserve Board continued to implement a program of short-term rate increases in an effort to slow growth and head off inflation. As the first quarter of 2000 unfolded, we experienced an inversion of the yield curve due to rising short-term interest rates that coincided with a sharp decline in the yield on the 30-year Treasury bond. The Fed continued to raise rates, bringing the federal funds rate to 6.00% by March 31. At the same time, interest rates declined on the long end, primarily because of the federal government's decision to use the budget surplus to pay down federal debt by buying back 30-year Treasury bonds. The increase in demand caused by these purchases pushed long-term bond prices up, bringing yields down.


[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                       11/30/99             11/30/00

Fixed-rate
mortgage-backed
securities              63.9%                 66.9%

Adjustable-rate
mortgage-backed
securities               0.3%                  0.3%

U.S. Treasury
Securities              41.1%                 29.1%

Cash and
short-term
investments              5.4%                  3.0%

Footnote reads:
*Based on net assets as of 11/30/00. Duration will vary over time.

The yield curve remained inverted through much of the second quarter of 2000, as the Fed added another 50 basis point rate increase in May. However, this trend began to reverse in June, when an unexpected increase in unemployment caused the market to breathe a sigh of relief. Many market observers believed that the Fed's rate policy was starting to take hold. From July through most of the remainder of the fiscal year, it became clear that the Fed would hold off implementing further rate increases. In November, the market began to price in the expectation that the Fed's next move would be a rate cut, a theory that manifested itself as the board dropped short-term rates by half a percentage point shortly after the end of the period.

* TACTICAL MOVES PROVED PROFITABLE

Throughout the year, our interest rate outlook, and the resulting interest-rate sensitivity of the fund, proved to be accurate. From the beginning of the second quarter of 2000 until the end of June, we moved the fund's duration -- a measure of its sensitivity to changes in interest rates -- from a relatively long, more rate-sensitive position to a shorter position relative to the market. Interest rates were on the rise and bond prices were falling, so our shorter-duration posture proved to be the right move at the right time. In the summer months, we shifted to a longer duration stance, again benefiting when the market started to reverse course and interest rates began to fall.


[GRAPHIC OMITTED: vertical bar chart DURATION OVERVIEW]

DURATION OVERVIEW*

0-1 year        2.8%

1-5 years      83.3%

5+ years       13.9%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.

"This year bond funds are  actually beating many stock funds, while also offering a much smoother ride. . . . Bond funds have bounced on the perception that the U.S. economy has slowed and that the Federal Reserve is done raising interest rates for the rest of the year."

-- The Wall Street Journal, October 9, 2000

On the sector allocation front, similar nimble moves helped fund performance. In the early months of the fiscal year, the fund's holdings in mortgage-backed securities (MBSs) declined to less than 50%. These securities are backed by pools of home mortgages all having the same interest rate and maturity. Interest and principal payments received each month from homeowners' mortgage payments are passed through to owners of the mortgage-backed securities. The fund's stake in MBSs fell until the end of the first quarter, a timely approach because MBSs markedly underperformed Treasuries during that period. We increased the allocation to MBSs to 71% at the end of September and at period's end, 67.1% of the fund was invested in them. Among the bonds in which the fund can invest, MBSs were the most advantageous during this later interval. They tend to outperform in periods of relative stability, and since the summer the bond market has been relatively stable.

Within the MBS portion of the portfolio, we have invested to a large degree in higher-coupon securities (7.5% or greater) made up of 15-year mortgages, which had underperformed earlier in the year and were selling at especially attractive levels. These MBSs appear susceptible to prepayment risk, the risk that the mortgage holders might pay off mortgages early to take advantage of lower rates, leaving the fund with assets to reinvest in lower-yielding securities. On the other hand, they are also "seasoned mortgages," meaning that they are held by homeowners who have not taken advantage of several previous opportunities, over the first 15 years that they have held their mortgages, to refinance at lower levels.

Our approach toward maturity structure was another strategy that helped your fund during its fiscal year. As the yield curve inverted, we positioned the fund to benefit when the curve started to flatten. We focused the fund's Treasury securities on 10-year notes on the one hand and extremely short-term securities on the other, with little invested in between. The positioning proved successful as the curve flattened, and we have since moved to a more neutral, bulleted structure, targeting specific positions that offer particular value, such as the four-year area of the yield curve.

* POSITIVE OUTLOOK FOR FISCAL 2001

Looking ahead, we have a positive outlook. The economy continues to slow to a more sustainable growth rate, and we believe inflation will remain relatively benign. Even though energy prices have spiked significantly, they should decline in the second half of 2001. A slowing economy and a decline in inflation could prompt the Fed to ease interest rates even further in the months ahead.

Overall, the environment appears positive for both Treasuries and MBSs. We anticipate falling interest rates and a period of relative stability. Under such conditions, the incremental yield the fund earns from MBSs should help performance. If the markets and the economy achieve a sustained period of calm, we expect MBSs to perform relatively well.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. This fund includes investments in mortgage-backed securities, which are subject to prepayment risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Intermediate U.S. Government Income Fund is designed for investors seeking as high a level of current income as is consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                     Class A         Class B         Class C        Class M
(inception dates)   (2/16/93)       (2/16/93)       (7/26/99)       (4/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            7.23%   3.77%   6.79%   3.79%   6.38%   5.38%   7.26%   5.08%
------------------------------------------------------------------------------
5 years          31.38   26.99   27.74   27.74   25.94   25.94   30.60   27.99
Annual average    5.61    4.89    5.02    5.02    4.72    4.72    5.48    5.06
------------------------------------------------------------------------------
Life of fund     51.51   46.52   44.85   44.85   42.21   42.21   50.17   47.23
Annual average    5.48    5.03    4.87    4.87    4.62    4.62    5.36    5.09
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/00

                                      Lehman Bros.
                                     Intermediate           Consumer
                                   Govt. Bond Index        price index
------------------------------------------------------------------------
1 year                                   8.22%                3.44%
------------------------------------------------------------------------
5 years                                 33.97                13.26
Annual average                           6.02                 2.52
------------------------------------------------------------------------
Life of fund                            56.07                21.73
Annual average                           5.91                 2.57
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 3.25% and 2.00%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declines to 1% in the fourth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance reflects an expense limitation currently or previously in effect. Had it not been in effect, the fund's total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/16/93

                                     Lehman Bros.
              Fund's class A      Intermediate Govt.   Consumer price
Date           shares at POP         Bond Index            index

2/16/93            9,675               10,000              10,000
11/30/93           9,907               10,422              10,189
11/30/94           9,796               10,249              10,461
11/30/95          11,154               11,650              10,748
11/30/96          11,671               12,309              11,090
11/30/97          12,547               13,081              11,300
11/30/98          13,492               14,251              11,474
11/30/99          13,524               14,422              11,768
11/30/00         $14,652              $15,607             $12,173

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $14,485 and $14,221, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $15,017 ($14,723 at public offering price). See first page of performance section for performance calculation method.




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/00

                                Class A         Class B         Class C         Class M
-----------------------------------------------------------------------------------------
Distributions (number)            12              12              12              12
-----------------------------------------------------------------------------------------
Income                        $0.246066       $0.217046       $0.208365       $0.238810
-----------------------------------------------------------------------------------------
Capital gains                     --              --              --              --
-----------------------------------------------------------------------------------------
  Total                       $0.246066       $0.217046       $0.208365       $0.238810
-----------------------------------------------------------------------------------------
Share value:                 NAV     POP         NAV             NAV         NAV     POP
-----------------------------------------------------------------------------------------
11/30/99                    $4.81   $4.97       $4.81           $4.81       $4.82   $4.92
-----------------------------------------------------------------------------------------
11/30/00                     4.90    5.06        4.91            4.90        4.92    5.02
-----------------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------------
Current dividend rate 1      5.10%   4.94%       4.50%           4.34%       4.94%   4.84%
-----------------------------------------------------------------------------------------
Current 30-day SEC yield 2   5.95    5.76        5.35            5.17        5.79    5.68
-----------------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                     Class A         Class B         Class C        Class M
(inception dates)   (2/16/93)       (2/16/93)       (7/26/99)       (4/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            9.22%   5.67%   8.77%   5.77%   8.58%   7.58%   9.24%   7.01%
------------------------------------------------------------------------------
5 years          31.24   26.90   27.60   27.60   26.26   26.26   30.45   27.88
Annual average    5.59    4.88    5.00    5.00    4.77    4.77    5.46    5.04
------------------------------------------------------------------------------
Life of fund     53.36   48.31   46.54   46.54   44.14   44.14   51.97   49.00
Annual average    5.58    5.14    4.98    4.98    4.76    4.76    5.46    5.20
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Intermediate Government Bond Index is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between 1 and 9.9 years. The index does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Intermediate U.S. Government Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Intermediate U.S. Government Income Fund, including the fund's portfolio, as of November 30, 2000, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended November 30, 1998 were audited by other auditors whose report dated January 14, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Intermediate U.S. Government Income Fund as of November 30, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                KPMG  LLP
Boston, Massachusetts
January 5, 2001




THE FUND'S PORTFOLIO
November 30, 2000

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (67.1%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp.
     $    1,093,585 7 1/2s, with due dates from April 1, 2016 to
                    December 1, 2017                                                                  $   1,101,973
          2,535,876 6s, April 1, 2029                                                                     2,410,655
            155,347 Federal National Mortgage Association Adjustable
                    Rate Mortgages 6.092s, with due dates from
                    November 1, 2024 to July 1, 2026                                                        153,211
                    Federal National Mortgage Association
                    Pass-Through Certificates
             10,691 11 1/4s, October 1, 2010                                                                 11,870
         18,602,698 8 1/2s, with due dates from May 1, 2030
                    to July 1, 2030                                                                      19,090,089
          2,708,900 8s, with due dates from May 1, 2013 to
                    November 1, 2029                                                                      2,759,685
        125,816,249 7 1/2s, with due dates from March 1, 2015 to
                    November 1, 2015                                                                    127,576,419
         38,622,174 6s, with due dates from March 1, 2014 to
                    December 1, 2014                                                                     37,595,983
          1,132,505 Government National Mortgage Association
                    Adjustable Rate Mortgage 7s, July 20, 2026                                            1,139,232
                    Government National Mortgage Association
                    Pass-Through Certificates
         60,896,025 9 1/2s, with due dates from December 15, 2009
                    to April 15, 2030                                                                    64,917,669
          1,630,861 8 1/2s, October 15, 2008                                                              1,674,181
         47,033,412 8s, with due dates from May 15, 2024 to
                    May 15, 2030                                                                         48,086,087
          3,443,387 7 1/2s, with due dates from December 15, 2023
                    to October 20, 2030                                                                   3,480,024
          3,827,593 7s, with due dates from December 15, 2026
                    to December 15, 2028                                                                  3,806,335
                                                                                                      -------------
                                                                                                        313,803,413

U.S. Treasury Obligations (29.1%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Notes
         55,800,000 6 3/4s, May 15, 2005                                                                 58,554,846
         58,965,000 6 1/8s, August 15, 2007                                                              61,019,340
         16,000,000 6s, August 15, 2004                                                                  16,242,560
                                                                                                      -------------
                                                                                                        135,816,746
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $445,596,616)                                                               $ 449,620,159

SHORT-TERM INVESTMENTS (3.0%) (a) (cost $13,966,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   13,966,000 Interest in $849,938,000 joint repurchase
                    agreement dated November 30, 2000 with
                    S.B.C. Warburg Inc. due December 1, 2000
                    with respect to various U.S. Government
                    obligations -- maturity value of $13,968,537
                    for an effective yield of 6.54%                                                   $  13,966,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $459,562,616) (b)                                         $ 463,586,159
-------------------------------------------------------------------------------------------------------------------

(a) Percentages indicated are based on net assets of $467,325,977.

(b) The aggregate identified cost on a tax basis is $459,713,915 resulting in gross unrealized appreciation and depreciation of $4,445,390 and $573,146, respectively, or net unrealized appreciation of $3,872,244.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $459,562,616) (Note 1)                                        $463,586,159
-------------------------------------------------------------------------------------------
Cash                                                                                    515
-------------------------------------------------------------------------------------------
Interest receivable                                                               3,519,165
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,991,437
-------------------------------------------------------------------------------------------
Total assets                                                                    469,097,276

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                66,355
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          837,992
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        492,502
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          136,765
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       22,069
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,531
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              166,803
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               46,282
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,771,299
-------------------------------------------------------------------------------------------
Net assets                                                                     $467,325,977

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $492,695,078
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      3,520,341
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (32,912,985)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        4,023,543
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $467,325,977

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($217,197,094 divided by 44,303,441 shares)                                           $4.90
-------------------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $4.90)*                                $5.06
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($103,542,648 divided by 21,085,853 shares)**                                         $4.91
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,220,508 divided by 1,064,339 shares)**                                            $4.90
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,120,689 divided by 1,855,262 shares)                                              $4.92
-------------------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $4.92)*                                $5.02
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($132,245,038 divided by 27,011,556 shares)                                           $4.90
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2000
Interest income                                                                 $31,475,977
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,584,386
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      721,560
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   18,289
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,291
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               550,800
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               946,356
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                29,977
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                40,456
-------------------------------------------------------------------------------------------
Other                                                                               126,171
-------------------------------------------------------------------------------------------
Total expenses                                                                    5,024,286
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (167,907)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,856,379
-------------------------------------------------------------------------------------------
Net investment income                                                            26,619,598
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (7,616,907)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
TBA sale commitments during the year                                             12,566,685
-------------------------------------------------------------------------------------------
Net gain on investments                                                           4,949,778
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $31,569,376
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended November 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $26,619,598     $ 26,234,156
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (7,616,907)      (8,379,755)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              12,566,685      (13,037,946)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   31,569,376        4,816,455
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (11,299,061)     (12,515,612)
--------------------------------------------------------------------------------------------------
   Class B                                                             (5,030,385)      (6,633,533)
--------------------------------------------------------------------------------------------------
   Class C                                                               (126,313)         (21,315)
--------------------------------------------------------------------------------------------------
   Class M                                                               (503,510)        (562,015)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (6,349,138)      (6,366,078)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (50,536,800)      20,974,985
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (42,275,831)        (307,113)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     509,601,808      509,908,921
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $3,520,341 and $28,812, respectively)                      $467,325,977     $509,601,808
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $4.81        $5.01        $4.90        $4.90        $4.92
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .28          .25          .25 (c)      .28          .29
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .06         (.20)         .14           --         (.02)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .34          .05          .39          .28          .27
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.25)        (.25)        (.25)        (.28)        (.26)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.03)          --         (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.25)        (.25)        (.28)        (.28)        (.29)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $4.90        $4.81        $5.01        $4.90        $4.90
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.23         1.09         8.19         5.98         5.71
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $217,197     $243,927     $242,140     $135,283     $143,575
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.00          .99         1.06         1.15         1.22
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.84         5.20         5.00         5.77         5.54
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                401.30       318.67       223.06       188.39       367.19
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $4.81        $5.01        $4.91        $4.90        $4.92
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .25          .22          .22 (c)      .26          .26
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07         (.20)         .13           --         (.02)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .32          .02          .35          .26          .24
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.22)        (.22)        (.25)        (.24)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.03)          --         (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.22)        (.25)        (.25)        (.26)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $4.91        $4.81        $5.01        $4.91        $4.90
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.79          .48         7.32         5.56         5.08
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $103,543     $137,130     $137,569      $68,137      $56,889
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.60         1.59         1.66         1.75         1.80
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.24         4.60         4.39         5.16         4.94
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                401.30       318.67       223.06       188.39       367.19
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                            Year ended  July 26, 1999+
operating performance                  Nov. 30     to Nov. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                    $4.81        $4.81
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income                    .24          .07
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .06           --
--------------------------------------------------------------
Total from
investment operations                    .30          .07
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.21)        (.07)
--------------------------------------------------------------
In excess of net
investment income                         --           --
--------------------------------------------------------------
Total distributions                     (.21)        (.07)
--------------------------------------------------------------
Net asset value,
end of period                          $4.90        $4.81
--------------------------------------------------------------
Total return at
net asset value  (%)(a)                 6.38         1.53*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,221       $2,746
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.75          .61*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.12         1.58*
--------------------------------------------------------------
Portfolio turnover (%)                401.30       318.67
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $4.82        $5.02        $4.91        $4.90        $4.93
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .26          .24          .24 (c)      .28          .27
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .08         (.20)         .14          .01         (.02)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .34          .04          .38          .29          .25
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.24)        (.24)        (.28)        (.26)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.03)          --         (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.24)        (.27)        (.28)        (.28)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $4.92        $4.82        $5.02        $4.91        $4.90
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.26          .93         8.01         6.03         5.33
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,121      $10,918      $10,181       $7,158       $4,404
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.15         1.14         1.21         1.30         1.35
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.69         5.09         4.88         5.55         5.28
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                401.30       318.67       223.06       188.39       367.19
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  Oct. 1, 1997+
operating performance                       Year ended November 30          to Nov. 30
----------------------------------------------------------------------------------------
                                        2000         1999         1998         1997
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $4.80        $5.01        $4.90        $4.90
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income                    .29          .26          .26(c)       .05
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07         (.21)         .14           --
----------------------------------------------------------------------------------------
Total from
investment operations                    .36          .05          .40          .05
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.26)        (.26)        (.26)        (.05)
----------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.03)          --
----------------------------------------------------------------------------------------
Total distributions                     (.26)        (.26)        (.29)        (.05)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $4.90        $4.80        $5.01        $4.90
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.73         1.14         8.46         1.03*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $132,245     $114,881     $120,019     $119,889
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75          .74          .81          .15*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.11         5.45         5.30          .96*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                401.30       318.67       223.06       188.39
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.



NOTES TO FINANCIAL STATEMENTS
November 30, 2000

Note 1
Significant accounting policies

Putnam Intermediate U.S. Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital, through investments primarily in U.S. government securities.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 2.00% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

E) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2000, the fund had a capital loss carryover of approximately $32,762,000 available to offset future capital gains, if any. This amount includes approximately $15,145,000 of capital loss carryovers acquired in connection with the fund's acquisition of the net assets of Putnam Adjustable Rate U.S. Government Fund in 1996. The amount of the capital loss carryover that can be used to offset realized capital gains by the fund in any one year may be limited by the Internal Revenue Code and Regulations. To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset would be distributed to shareholders since any such distribution might be taxable as ordinary income. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 1,134,000    November 30, 2001
    15,119,000    November 30, 2002
       515,000    November 30, 2004
     8,161,000    November 30, 2007
     7,833,000    November 30, 2008

G) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, paydown gains and losses on mortgage-backed securities and book accretion/amortization adjustment. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2000, the fund reclassified $180,338 to increase undistributed net investment income and $21,779 to decrease paid-in-capital, with an increase to accumulated net realized losses of $158,559. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. Prior to July 1, 2000, the fee was based on the following annual rates: 0.60% of the first $1 billion, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2000, the fund's expenses were reduced by $167,907 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $622 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.40% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $56,521 and $4,307 from the sale of class A and class M shares, respectively, and received $284,741 and $5,731 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $47,629 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 2000, cost of purchases and proceeds from sales of U.S. government and agency obligations other than short-term investments aggregated $1,639,558,869 and $1,731,656,520, respectively.

Note 4
Capital shares

At November 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 52,605,872       $ 252,050,205
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,003,909           9,602,810
---------------------------------------------------------------------------
                                            54,609,781         261,653,015

Shares
repurchased                                (61,046,812)       (292,285,470)
---------------------------------------------------------------------------
Net decrease                                (6,437,031)      $ (30,632,455)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 82,440,208       $ 403,857,633
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,084,355          10,155,465
---------------------------------------------------------------------------
                                            84,524,563         414,013,098

Shares
repurchased                                (82,127,863)       (402,232,404)
---------------------------------------------------------------------------
Net increase                                 2,396,700       $  11,780,694
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 16,256,363       $  77,865,394
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  857,648           4,115,204
---------------------------------------------------------------------------
                                            17,114,011          81,980,598

Shares
repurchased                                (24,509,513)       (117,169,473)
---------------------------------------------------------------------------
Net decrease                                (7,395,502)      $ (35,188,875)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 34,412,013       $ 168,833,974
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,125,118           5,493,492
---------------------------------------------------------------------------
                                            35,537,131         174,327,466

Shares
repurchased                                (34,498,252)       (168,856,064)
---------------------------------------------------------------------------
Net increase                                 1,038,879       $   5,471,402
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,166,872        $ 20,022,029
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   23,494             113,082
---------------------------------------------------------------------------
                                             4,190,366          20,135,111

Shares
repurchased                                 (3,697,021)        (17,737,801)
---------------------------------------------------------------------------
Net increase                                   493,345        $  2,397,310
---------------------------------------------------------------------------

                                                         From July 26, 1999
                                               (commencement of operations)
                                                       to November 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    716,604          $3,448,177
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,237              20,403
---------------------------------------------------------------------------
                                               720,841           3,468,580

Shares
repurchased                                   (149,847)           (721,308)
---------------------------------------------------------------------------
Net increase                                   570,994          $2,747,272
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,123,479        $ 10,186,378
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   90,366             434,229
---------------------------------------------------------------------------
                                             2,213,845          10,620,607

Shares
repurchased                                 (2,624,326)        (12,558,549)
---------------------------------------------------------------------------
Net decrease                                  (410,481)       $ (1,937,942)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,537,235        $ 12,479,085
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   97,163             474,422
---------------------------------------------------------------------------
                                             2,634,398          12,953,507

Shares
repurchased                                 (2,397,373)        (11,765,635)
---------------------------------------------------------------------------
Net increase                                   237,025        $  1,187,872
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,364,057        $ 35,260,485
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1,325,073           6,349,138
---------------------------------------------------------------------------
                                             8,689,130          41,609,623

Shares
repurchased                                 (5,609,953)        (26,784,461)
---------------------------------------------------------------------------
Net increase                                 3,079,177        $ 14,825,162
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,345,030        $ 26,051,044
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1,292,538           6,366,078
---------------------------------------------------------------------------
                                             6,637,568          32,417,122

Shares
repurchased                                 (6,670,709)        (32,629,377)
---------------------------------------------------------------------------
Net decrease                                   (33,141)       $   (212,255)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Kevin M. Cronin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Intermediate U.S. Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN036-67722 398/428/674 1/01



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Intermediate U.S. Government Fund
Supplement to Annual Report dated 11/30/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 11/30/00

                                                      NAV
1 year                                                7.73%
5 years                                              32.44
Annual average                                        5.78
Life of fund (since class A inception, 2/16/93)      52.74
Annual average	5.59

Share value:                                          NAV
11/30/99                                             $4.80
11/30/00                                             $4.90
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                    12     $0.258127          --          $0.258127
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.